Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated February 1, 2011
To Prospectus Dated February 1, 2011

The following information supplements and amends the information in the Prospectus regarding Security Alpha Opportunity Fund (the "Fund"):

Until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments in the Fund). Of course, a shareholder may sell (or "redeem") shares at any time (please see "Selling Shares" for more information). The Fund is currently unable to pursue its investment strategy of short sales of securities of non-U.S. issuers, which affects its ability to meet its investment objective. As noted in the Fund's shareholder report dated September 30, 20010, the Fund is working to resolve certain outstanding short sale transactions with Lehman Brothers International Europe (“LBIE”) and its administrator. The Fund’s exposure to LBIE due to these transactions consists of short sale proceeds and long positions held at the Fund’s custodian, as collateral. Release of the collateral requires the consent of LBIE and Lehman Brothers, Inc., an entity that is subject to a liquidation proceeding. Due to the valuations assigned to these positions, which are based on certain assumptions, resolution of these matters could ultimately result in the Fund realizing values that are materially different from those reflected in the Fund’s financial statements, which would materially affect the Fund’s net asset value (either positively or negatively). The Fund is uncertain when it will resume its full investment program. Information about this matter is available in the Fund’s annual report.

Please Retain This Supplement for Future Reference